Exhibit 10.11

CELCUITY INC.

2026 STOCK INCENTIVE PLAN

STOCK APPRECIATION RIGHTS AGREEMENT

THIS STOCK APPRECIATION RIGHTS AGREEMENT (“Agreement”) is entered into as of the “Grant Date” set forth below, by and between Celcuity Inc., a Delaware corporation (the “Company”) and the Participant named below. The Award granted hereby is granted under the Celcuity Inc. 2026 Stock Incentive Plan (the “Plan”). Unless otherwise defined herein, any capitalized terms used in this Agreement will have the meanings given to them in the Plan as it currently exists or is amended in the future.

1.
Grant of Award. The Company hereby grants to the Participant an Award of Stock Appreciation Rights (“SARs”) with respect to the number of Shares set forth below, at the exercise price per Share set forth below (the “Exercise Price”), subject to the terms and conditions of the Plan, which is incorporated herein by reference. In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Agreement, the terms and conditions of the Plan will prevail except as expressly overridden in this Agreement.

Grant Number:	SAR-______________

Participant:	______________________________________

Grant Date:	________________

Vesting Commencement Date:	________________

Total Number of Shares Subject to the Award:	______________ Shares

Exercise Price per Share:	$_____ per Share

Expiration Date:	________________

Earlier Expiration:	See Section 5.

Each SAR represents the right to receive a payment from the Company at the time of exercise, in the form of Shares, cash or a combination of both, equal to the difference between the Fair Market Value of one Share of Common Stock and the per Share Exercise Price set forth above.

2.
Vesting Schedule. This Award may be exercised, in whole or in part, in accordance with the following schedule:
(a)
Time-Based Vesting. This Award will vest [insert vesting schedule]; provided, however, that except as otherwise provided by the Plan, if the Participant ceases to be a Service Provider for any reason other than death before this Award has become vested with respect to all of the SARs, no additional SARs will vest after the Participant’s Separation from Service. This Award may be exercised, in whole or in part, at any time or from time to time after it vests and until this Award expires pursuant Section 5 of this Agreement.
(b)
Treatment Upon a Change in Control. In the event of a Change in Control of the Company, Section 12(b) of the Plan will apply to this Award.
(c)
Accelerated Vesting upon Death. If the Participant ceases to be a Service Provider by reason of the Participant’s death before this Award has become vested with respect to all of the SARs, all unvested SARs will vest as of the Participant’s Separation from Service.

3.
Exercise of Award.
(a)
Right to Exercise. This Award will be exercisable during its term in accordance with the vesting schedule set forth in Section 2 of this Agreement and with the applicable provisions of the Plan and this Agreement. This Award may not be exercised for a fraction of a share. No portion of the Award which has not become vested and exercisable at the date of the Participant’s Separation from Service to the Company will thereafter become vested and exercisable, except as may be set forth in a written agreement between the Company and the Participant.
(b)
Duration of Exercisability. The installments provided in the vesting schedule set forth in Section 2 of this Agreement are cumulative. Each such installment which becomes vested and exercisable pursuant to the vesting schedule set forth in Section 2 of this Agreement will remain vested and exercisable until this Award expires pursuant Section 5 of this Agreement.
(c)
Method of Exercise. This Award will be exercisable by delivering to the party designated by the Company, a written or electronic notice of exercise in the form approved by the Company (the “Exercise Notice”), stating the election to exercise the Award and the number of SARs with respect to which the Award is being exercised (the “Exercised SARs”), and containing such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Participant will be required to make adequate provision for all withholding taxes relating to the exercise as a condition to the exercise of the Award. This Award will be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by arrangements for the adequate provision for the withholding taxes relating to the exercise.
4.
Settlement of SARs. Upon the exercise of all or a portion of this Award, the Participant will be entitled to receive, with respect to each Exercised SAR, a payment equal to (i) the amount by which the Fair Market Value of one Share on the date of exercise exceeds (ii) the per Share Exercise Price of the SAR. The Participant may request that such payment be made in the form of Shares, cash, or a combination of Shares and cash; provided, however, that the Committee shall make the final determination as to the form or forms of payment. After exercise of any SARs, the Company will, as soon as practicable, and no later than the March 15 of the year following the year that such SARs are exercised, cause to be issued and delivered to the Participant, or to the Participant’s designated beneficiary or estate in the event of the Participant’s death, cash or Shares in payment and settlement of each vested Unit. Delivery of the Shares will be effected by issuance of one or more stock certificates issued in the Participant’s name, by a book-entry in the Participant’s name with the Company’s transfer agent, or by the electronic delivery of the Shares to a brokerage account designated by the Participant, and shall be subject to the tax withholding provisions of Section 7 and shall be in complete satisfaction and settlement of such vested SARs.
4.
Expiration of Award. This Award will expire and may not be exercised to any extent by anyone after 5:00 p.m. Central Time on the first to occur of the following events:
(a)
Expiration of Term of Award. The Expiration Date set forth in Section 1 of this Agreement;
(b)
Separation from Service without Cause. The expiration of three months from the date of the Participant’s voluntary or involuntary Separation from Service from the Company, unless the Participant’s Separation from Service is due to a termination for Cause or such Separation from Service occurs by reasons of the Participant’s death, Disability or Retirement;
(c)
Cause. The date of the Participant’s Separation from Service if the Participant’s Separation from Service is for Cause, or the date of written notice from the Company to the Participant of a material breach of any confidentiality or non-compete agreement entered into with the Company, if the Participant commits such a material breach either during or after the Participant’s period of Service to the Company;
(d)
Death or Disability. The expiration of one year from the date of the Participant’s death, either during or after the Participant’s period of Service to the Company, or of the Participant’s Separation from Service by reason of the Participant’s Disability;
(e)
Retirement. The expiration of six months from the date of the Optionee’s Retirement; or

(f)
Cancellation upon Change in Control. The cancellation of this Award by action of the Committee pursuant to Section 12(b)(2) of the Plan, in connection with a Change in Control of the Company.
5.
Non-Transferability of Award. Neither this Award nor the SARs may be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Participant only by the Participant. The terms of the Plan and this Agreement will be binding upon the executors, administrators, heirs, successors and assigns of the Participant.
6.
Tax Obligations. The Participant agrees to make appropriate arrangements with the Company (or the Parent or Subsidiary that Participant provides Services to) for the satisfaction of all federal, state, local and foreign income and employment tax withholding requirements applicable to the Award exercise (“Withholding Taxes”). The Participant acknowledges and agrees that no Shares will be delivered to the Participant in settlement of exercised SARs unless the Participant has made arrangements acceptable to the Company for payment of all Withholding Taxes if such Withholding Taxes are not delivered at the time of exercise.
7.
NO GUARANTEE OF CONTINUED SERVICE. THE PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN AWARD OR ACQUIRING ANY SHARES HEREUNDER). THE PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND WILL NOT INTERFERE WITH THE PARTICIPANT’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE THE PARTICIPANT’S SERVICE RELATIONSHIP (A) AS AN EMPLOYEE AT ANY TIME, WITH OR WITHOUT CAUSE; (B) AS A CONSULTANT PURSUANT TO THE TERMS OF THE PARTICIPANT’S AGREEMENT WITH THE COMPANY OR AN AFFILIATE; OR (C) AS A DIRECTOR PURSUANT TO THE BYLAWS OF THE COMPANY AND ANY APPLICABLE PROVISIONS OF THE CORPORATE LAW OF THE STATE OR OTHER JURISDICTION IN WHICH THE COMPANY IS DOMICILED, AS THE CASE MAY BE.
8.
Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Agreement constitute the entire agreement of the parties regarding the acquisition of stock in the Company and supersede in their entirety all prior oral and written undertakings and agreements of the Company and the Participant on that subject, with the exception of any other Awards previously granted and delivered to the Participant under the Plan or any similar plan maintained by the Company or its Affiliates, except as expressly overridden or amended in another written plan or agreement. This Agreement is governed by the internal substantive laws but not the choice of law rules of the State of Delaware.
9.
No Shareholder Rights Before Exercise. The Participant will not have any of the rights of a shareholder of the Company with respect to any Shares subject to this SAR unless the SAR is settled in Shares, and if so, until a certificate evidencing such Shares has been issued, electronic delivery of such Shares has been made to the Participant’s designated brokerage account, or an appropriate book entry in the Company's stock register has been made. No adjustments shall be made for dividends or other rights if the applicable record date occurs before the stock certificate has been issued, electronic delivery of Shares has been made to the Participant’s designated brokerage account, or an appropriate book entry in the Company's stock register has been made, except as otherwise described in the Plan.

* * * * *

[Signature page follows]

Signature page to Stock Appreciation Rights Agreement

By the Participant’s signature and the signature of the Company’s representative below, the Participant and the Company agree that this Award is granted under and governed by the terms and conditions of the Plan and this Agreement. The Participant has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of the Plan and Agreement. The Participant further acknowledges that the acceptance of this SAR is voluntary and not a condition of Service, and that the Participant may decline to accept this SAR without adverse consequences to the Participant’s continued Service relationship with the Company. The Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors (or any Committee to whom the Board has delegated administration of the Plan) upon any questions relating to the Plan and this Agreement.

The Participant further agrees to notify the Company of any change in the Participant’s residence address indicated below.

PARTICIPANT:	CELCUITY INC.
__________________________________ (Signature)	By: ______________________________ Title: _____________________________

(Print Name) Address:	(Print Name) Address:
__________________________________ __________________________________ __________________________________	Celcuity Inc. 2800 Campus Drive, Suite 140 Minneapolis, MN 55441